UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2003

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26497 (Commission File Number)	77-0121400 (IRS Employer Identification No.)

4880 Santa Rosa Road Camarillo, California (Address of Principal Executive Offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

     SPECIAL CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

     From time to time, in both written reports (such as this report) and oral statements, Salem Communications Corporation (“Salem” or the “company”, including references to Salem by “we,” “us” and “our”) makes “forward-looking statements” within the meaning of Federal and state securities laws. Disclosures that use words such as the company “believes,” “anticipates,” “expects,” “may,” “projects” or “plans” and similar expressions are intended to identify forward-looking statements, as defined under the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the company's current expectations and are based upon data available to the company at the time of the statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations including, but not limited to, Salem’s ability to close and integrate announced transactions, competition in the radio broadcast, publishing and Internet industries and from new technologies; Salem's funding needs and financing sources; market acceptance of recently launched music formats and adverse economic conditions. These risks as well as other risks and uncertainties are detailed from time to time in Salem's reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission. Forward-looking statements made in this report speak as of the date hereof. The company undertakes no obligation to update or revise any forward-looking statements made in this report. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in context with the various disclosures made by Salem about its business. These projections or forward-looking statements fall under the safe harbors of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release of Salem Communications Corporation dated April 23, 2003.

ITEM 9.	REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.*

     The following information and the exhibits relating thereto are furnished pursuant to Item 9 and Item 12 of this Current Report on Form 8-K. On April 23, 2003, Salem Communications Corporation issued a press release regarding the San Diego County Board of Supervisors denial of Salem's request to relocate the radio towers of its radio station KCBQ AM1170, Salem's news/talk radio station for the San Diego market, to Muth Valley. In addition, the April 23, 2003 press release provided an update regarding Salem's projected results of operations for the fiscal quarter ended March 31, 2003, giving effect to the denial of the tower relocation request on the company's broadcast operating expenses. A copy of the press release is attached hereto as Exhibit 99.1.

     * The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: April 30, 2003
By: /s/ DAVID A.R. EVANS

David A.R. Evans
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release of Salem Communications Corporation dated April 23, 2003.

EXHIBIT 99.1

Salem Communications Announces the Denial of Request to Relocate KCBQ-AM San Diego Tower

CAMARILLO, Calif., Apr 23, 2003 (BUSINESS WIRE) -- Salem Communications Corporation (Nasdaq:SALM), the leading radio broadcaster focused on religious and family themes programming, announced today that the San Diego County Board of Supervisors denied a request to relocate the KCBQ AM1170, Salem's news/talk radio station for the San Diego market, towers to Muth Valley.

As a result, the company will report a write-off, included in broadcast operating expenses, of approximately $1.3 million related to this transaction, in the first quarter of 2003.

Excluding this write-off, the company will remain in line with its previous loss per share guidance of between $0.22 and $0.20 per share, for the first quarter of 2003.

Salem Communications Corporation, headquartered in Camarillo, California, is the leading U.S. radio broadcaster focused on religious and family themes programming. Upon the close of all announced transactions, the company will own and operate 89 radio stations, including 57 stations in the top 25 markets. In addition to its radio properties, Salem owns the Salem Radio Network, which syndicates talk, news and music programming to over 1,500 affiliated radio stations; Salem Radio Representatives, a national sales force; Salem Web Network, the leading Internet provider of Christian content and online streaming; and Salem Publishing, a leading publisher of contemporary Christian music trade and consumer magazines.

Forward Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of recently launched station formats, competition in the radio broadcast, Internet and publishing industries and from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem’s periodic reports on Forms 10-K, 10-Q, 8-K and other filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

Amanda Strong-Larson
(Investor Relations Manager)
Salem Communications
(805) 987-0400 x1081
amandas@salem.cc